UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2006
CRAWFORD & COMPANY

(Exact name of Registrant as specified in its charter)
GEORGIA

(State or other jurisdiction of incorporation)

1-10356	58-0506554

(Commission File Number)	(IRS Employer Identification No.)
5620 Glenridge Drive, N.E., Atlanta, Georgia 30342

(Address of principal executive offices) (Zip Code)
(404) 256-0830

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
     On May 23, 2006, Crawford & Company (the “Company”) issued a press release containing information about a reaffirmation of the Company’s first quarter earnings. A copy of the press release is attached hereto as Exhibit 99.1.
     The presentation referred to in the press release and available on the Company’s website contains non-GAAP financial measures and a reconciliation to the related GAAP measure is included. Operating earnings is one of the key performance measures used by the Company’s senior management to evaluate the performance of its business and make resource allocation decisions. The Company believes this measure is useful to investors in that it allows them to evaluate its performance using the same criteria that management uses.
ITEM 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 23, 2006

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)
By:	/s/ R. ERIC POWERS, III
R. Eric Powers, III
Assistant Corporate Secretary

Dated: May 23, 2006

EXHIBIT INDEX

Number	Description
99.1	Press Release issued May 23, 2006